                       SELECT DIMENSIONS LIFE (SERIES II)
                              SEPARATE ACCOUNT FIVE
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-52637

      SUPPLEMENT DATED AUGUST 29, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

      SUPPLEMENT DATED AUGUST 29, 2003 TO THE PROSPECTUS DATED MAY 1, 2003


Effective upon the close of the New York Stock Exchange on October 31, 2003, The Universal Institutional Funds, Inc. - Active International Allocation Sub-Account is closed to new and subsequent premium payments and transfers of Account Value.

The Board of Trustees of The Universal Institutional Funds, Inc. has approved the liquidation of the Active International Allocation Portfolio to take place on October 31, 2003. Upon completion of the liquidation, the Active International Allocation Sub-Account will no longer be available. As a result, on October 31, 2003 any Account Value allocated to Active International Allocation Sub-Account will be transferred to the Morgan Stanley Select Dimensions Investment Series - Money Market Sub-Account.

If you have allocations directed to the Active International Allocation Sub-Account, your allocation will end upon the close of the New York Stock Exchange on October 31, 2003, and your allocation will be updated to reflect the Money Market Sub-Account.

Effective October 31, 2003, all references to the Active International Allocation Portfolio in the prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4795